UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

On May 1, 2017 (“Merger Date”), Kush Bottles, Inc. (the “Company” or “Kush”) and KBCMP, Inc., a Delaware corporation and newly formed wholly-owned subsidiary of the Company (“Merger Sub”), entered into an Agreement of Merger (the “Merger Agreement”) with Lancer West Enterprises, Inc, a California corporation, Walnut Ventures, a California corporation, Jason Manasse, an individual, and Theodore Nicols, an individual, pursuant to which each of Lancer West Enterprises, Inc and Walnut Ventures were merged with and into Merger Sub, with Merger Sub as the surviving corporation, resulting in the Company’s indirect acquisition of CMP Wellness, LLC, a California limited liability company, which prior to the merger, was owned 100% by Lancer West Enterprises, Inc and Walnut Ventures. Membership interest in CMP was the sole and only asset of Lancer West Enterprises, Inc and Walnut Ventures. CMP Wellness, LLC (“CMP”) is a distributor of vaporizers, cartridges and accessories.

The acquisition consideration consisted of a cash payment of $1,500,000, unsecured promissory notes in the aggregate principal amount of approximately $770,820, having a one-year maturity, and an aggregate of 7,800,000 shares of the Company’s common stock. The purchase price is subject to customary post-closing adjustments with respect to confirmation of the levels of working capital and cash held by CMP Wellness, LLC as of the closing.  During the-one year period following the closing, Jason Manasse and Theodore Nicols may become entitled to receive up to an additional $1,905,000 in cash, in the aggregate, and 4,740,960 shares of common stock of the Company, in the aggregate, based on the gross profit generated by CMP for the period from May 1, 2017 to April 30, 2018.

The acquisition is accounted for under the acquisition method of accounting in accordance with Accounting Standards Codification Topic 805, Business Combinations (“ASC 805”). As such, CMP’s assets acquired and liabilities assumed are recorded at their acquisition-date fair values. Acquisition-related transaction costs are not included as a component of consideration transferred, but are accounted for as an expense in the period in which the costs are incurred. Any excess of the acquisition consideration over the fair value of assets acquired and liabilities assumed is allocated to goodwill. Pursuant to ASC 805, the contingent consideration was recorded at its estimated fair value as of the acquisition date. The subsequent accounting for contingent consideration depends on whether the contingent consideration is classified as a liability or equity. The portion of contingent consideration classified as equity is not remeasured in subsequent accounting periods. However, contingent consideration classified as a liability is remeasured to its fair value at the end of each reporting period and the change in fair value is reflected in income or expense during that period.

The following unaudited pro forma combined condensed financial statements are based on the separate historical financial statements of Kush and CMP after giving effect to Kush's acquisition of CMP, and the assumptions, reclassifications and adjustments described in the accompanying notes to the unaudited pro forma combined condensed financial statements. The unaudited pro forma combined condensed balance sheet as of February 28, 2017 gives effect to the business combination of Kush and CMP as if the business combination had occurred on that date. The unaudited pro forma combined condensed statements of operations for the years ended August 31, 2015 and 2016, and the six month period ended February 28, 2017 give effect to the business combination of Kush and CMP as if the business combination had occurred on September 1, 2014, 2015, and 2016, respectively.

The unaudited pro forma combined condensed financial statements are provided for informational purposes only. The unaudited pro forma combined condensed financial statements are not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the acquisition been completed as of the dates indicated or that may be achieved in the future and should not be taken as representative of future combined results of operations or financial condition of Kush. Furthermore, no effect has been given in the unaudited pro forma combined condensed statements of operations for synergistic benefits and potential cost savings, if any, that may be realized through the combination of the two companies or the costs that may be incurred in integrating their operations.

The unaudited pro forma combined condensed financial statements should be read together with the accompanying notes to the unaudited pro forma combined condensed financial statements, the historical combined financial statements of Kush and accompanying notes included in the Kush Annual Report on Form 10-K for the year ended August 31, 2016 and its Quarterly Report on Form 10-Q for the quarter ended February 28, 2017, and the historical financial statements of CMP and the accompanying notes for the year ended August 31, 2016 and 2015, and the unaudited condensed financial statements for the six months ended February 28. 2017, included in Exhibits 99.3 and 99.4 to this Current Report on Form 8-K/A, respectively.

KUSH BOTTLES, INC. Unaudited Pro Forma Combined Condensed Balance Sheets As of February 28, 2017

	KUSH	CMP
	BOTTLES, INC.	WELLNESS, LLC		Pro Forma	Pro Forma
	As reported 4(a)	As reported 4(a)	Eliminations 4(b)	Adjustments	Combined
ASSETS

CURRENT ASSETS

Cash	$ 2,833,159	$ 329,839	$ -	$ 1,231		$ 3,164,229
Accounts receivable, net of allowance	486,887	399,840	-	-		886,727
Prepaids	701,057	133,285	-	-		834,342
Inventory	1,910,807	577,264	-	-		2,488,071

Total Current Assets	5,931,910	1,440,228	-	1,231		7,373,369

Goodwill	2,376,589	-	-	32,658,120	4(c)	35,034,709
Deposits	40,599	8,286	-	-		48,885
Property and equipment, net	861,423	-	-	-		861,423

TOTAL ASSETS	$ 9,210,521	$ 1,448,514	$ -	$ 32,659,351		$ 43,318,386

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Accounts payable	$ 755,392	$ 23,556	$ -	$ -		$ 778,948
Accrued expenses and other current liabilities	533,832	6,324	-	-		540,156
Notes payable - current portion	28,123	-	-	2,395,591	4(d)	2,423,714

Total Current Liabilities	1,317,347	29,880	-	2,395,591		3,742,818

LONG-TERM DEBT

Notes payable	46,236	-	-	-		46,236

TOTAL LIABILITIES	1,363,583	29,880	-	2,395,591		3,789,054

COMMITMENTS and CONTINGENCIES	-	-	-	-		-

STOCKHOLDERS' EQUITY

Preferred stock, $0.001 par value, 10,000,000 shares
authorized, no shares issued and outstanding	-	-	-	-		-
Common stock, $0.001 par value, 265,000,000 shares authorized,
62,349,279 shares issued and outstanding	50,143	-	-	7,800	4(e)	57,943
Additional paid-in capital	8,630,719	-	-	30,255,960	4(e)	38,886,679
Retained earnings (accumulated deficit)	(833,924)	1,418,634	-	-		584,710

Total Stockholders' Equity	7,846,938	1,418,634	-	30,263,760		39,529,332

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 9,210,521	$ 1,448,514	$ -	$ 32,659,351		$ 43,318,386
See accompanying notes to the unaudited pro forma combined condensed financial statements

KUSH BOTTLES, INC. Unaudited Pro Forma Combined Condensed Statements of Operations Six month period ended February 28, 2017
		CMP
	Kush Bottles, Inc.	Wellness, LLC		Pro Forma		Pro Forma
	As reported 4(a)	As reported 4(a)	Eliminations 4(b)	Adjustments		Combined
REVENUE	$ 5,442,593	$ 4,475,279	$ (25,180)	$ -		$ 9,892,692
COST OF GOODS SOLD	3,549,789	3,317,743	(16,581)	-		6,850,951

GROSS PROFIT	1,892,804	1,157,536	(8,599)	-		3,041,741

OPERATING EXPENSES

Depreciation	19,478	-	-	-		19,478
Stock compensation expense	262,808	-	-	-		262,808
Selling, general and administrative	1,741,921	423,845	-	-		2,165,766

Total Operating Expenses	2,024,207	423,845	-	-		2,448,052

(LOSS) INCOME FROM OPERATIONS	(131,403)	733,691	(8,599)	-		593,689

OTHER INCOME (EXPENSES)

Other expense	(23,944)	-	-	-		(23,944)
Interest income	-	2	-	-		2
Interest expense	(1,869)	(120)	-	-		(1,989)

Total Other Income (Expenses)	(25,813)	(118)	-	-		(25,931)

(LOSS) INCOME BEFORE INCOME TAXES	(157,216)	733,573	(8,599)	-		567,758

PROVISION FOR INCOME TAXES	-	-	-	232,781	4(g)	232,781

NET (LOSS) INCOME	$ (157,216)	$ 733,573	$ (8,599)	$ -		$ 334,977

BASIC INCOME (LOSS) PER SHARE	$ (0.00)	$ -	$ -	$ -		$ 0.01

DILUTED INCOME (LOSS) PER SHARE	$ (0.00)	$ -	$ -	$ -		$ 0.01

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING - BASIC	49,245,364	-	-	12,205,504	4(f)	61,450,868

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING - DILUTED	49,245,364	-	-	13,641,365	4(f)	62,886,729

See accompanying notes to the unaudited pro forma combined condensed financial statements

KUSH BOTTLES, INC. Unaudited Pro Forma Combined Condensed Statements of Operations Year Ended August 31, 2016

		CMP
	Kush Bottles, Inc.	Wellness, LLC		Pro Forma		Pro Forma
	As reported 4(a)	As reported 4(a)	Eliminations 4(b)	Adjustments		Combined
REVENUE	$ 8,215,452	$ 3,183,698	$ (23,206)	$ -		$ 11,375,944
COST OF GOODS SOLD	5,536,234	2,339,091	(15,456)	-		7,859,869

GROSS PROFIT	2,679,218	844,607	(7,750)	-		3,516,075

OPERATING EXPENSES

Depreciation	26,253	1,776	-	-		28,029
Stock compensation expense	137,887	-	-	-		137,887
Selling, general and administrative	2,430,623	430,650	-	-		2,861,273

Total Operating Expenses	2,594,763	432,426	-	-		3,027,189

(LOSS) INCOME FROM OPERATIONS	84,455	412,181	(7,750)	-		488,886

OTHER INCOME (EXPENSES)

Other income	7,582	-	-	-		7,582
Interest income	-	8	-	-		8
Interest expense	(20,298)	(484)	-	-		(20,782)

Total Other Income (Expenses)	(12,716)	(476)	-	-		(13,192)

(LOSS) INCOME BEFORE INCOME TAXES	71,739	411,705	(7,750)	-		475,694

PROVISION FOR INCOME TAXES	-	-	-	44,661		44,661

NET (LOSS) INCOME	$ 71,739	$ 411,705	$ (7,750)	44,661	4(g)	$ 431,033

BASIC INCOME (LOSS) PER SHARE	$ 0.00	$ -	$ -	$ -		$ 0.01

DILUTED INCOME (LOSS) PER SHARE	$ 0.00	$ -	$ -	$ -		$ 0.01

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING - BASIC	46,911,818	-	-	12,205,504	4(f)	59,117,322

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING - DILUTED	48,109,866	-	-	12,205,504	4(f)	60,315,370
See accompanying notes to the unaudited pro forma combined condensed financial statements

KUSH BOTTLES, INC.

Unaudited Pro Forma Combined Condensed Statements of Operations

Year Ended August 31, 2015

		CMP
	Kush Bottles, Inc.	Wellness, LLC		Pro Forma		Pro Forma
	As reported 4(a)	As reported 4(a)	Eliminations 4(b)	Adjustments		Combined
REVENUE	$ 4,013,571	$ 818,036	$ -	$ -		$ 4,831,607
COST OF GOODS SOLD	2,585,397	743,940	-	-		3,329,337

GROSS PROFIT	1,428,174	74,096	-	-		1,502,270

OPERATING EXPENSES

Depreciation	30,267	-	-	-		30,267
Stock compensation expense	-	-	-	-		-
Selling, general and administrative	1,743,628	91,685	-	-		1,835,313

Total Operating Expenses	1,773,895	91,685	-	-		1,865,580

(LOSS) INCOME FROM OPERATIONS	(345,721)	(17,589)	-	-		(363,310)

OTHER INCOME (EXPENSES)

Other income	12,980	-	-	-		12,980
Interest income	-	2	-	-		2
Interest expense	(6,562)	(528)	-	-		(7,090)

Total Other Income (Expenses)	6,418	(526)	-	-		5,892

(LOSS) INCOME BEFORE INCOME TAXES	(339,303)	(18,115)	-	-		(357,418)

PROVISION FOR INCOME TAXES	-	-	-	-		-

NET (LOSS) INCOME	$ (339,303)	$ (18,115)	$ -	$ -		$ (357,418)

BASIC AND DILUTED (LOSS) INCOME PER SHARE	$ (0.01)	$ -	$ -	$ -		$ (0.01)

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING
BASIC AND DILUTED	42,718,159	-	-	12,205,504	4(f)	54,923,663

Notes to Unaudited Pro Forma Combined Condensed Financial Statements

1.

Basis of Presentation

The unaudited pro forma combined condensed financial statements have been prepared in accordance with Article 11 of the Securities and Exchange Commission's ("SEC") Regulation S-X. The unaudited pro forma combined condensed financial information is based on the Company’s and CMP’s historical combined financial statements as adjusted to give pro forma effect to the acquisition of CMP by Kush. The pro forma effects relate to events that are (i) directly attributable to the Merger, (ii) factually supportable, and (iii) with respect to the unaudited pro forma combined condensed statements of operations, expected to have a continuing impact on the combined results. The pro forma adjustments are preliminary and based on estimates of the fair value and useful lives of the assets acquired and liabilities assumed and have been prepared by management to illustrate the estimated effect of the Merger and certain other adjustments. The final determination of the purchase accounting will be based on the fair values of the CMP assets acquired and liabilities assumed at the Merger Date. The unaudited pro forma combined condensed balance sheet as of February 28, 2017 gives effect to the business combination of Kush and CMP as if the business combination had occurred on that date. The unaudited pro forma combined condensed statements of operations for the years ended August 31, 2015 and 2016, and the six month period ended February 28, 2017 give effect to the business combination of Kush and CMP as if the business combination had occurred on September 1, 2014, 2015, and 2016, respectively.

2.

Summary of Significant Accounting Policies

The accounting policies followed for financial reporting on a pro forma basis are the same as those disclosed in the Kush Annual Report on Form 10-K for the year ended August 31, 2016 and its Quarterly Report on Form 10-Q for the quarter ended February 28, 2017. The unaudited pro forma combined condensed financial statements do not assume any differences in accounting policies among CMP and Kush. Upon consummation of the business combination, we have reviewed the accounting policies of CMP and Kush to ensure conformity of such accounting policies to those of Kush and, as a result of this review, we did not identify differences among the accounting policies of the two companies, that when conformed, could have a material impact on the combined financial statements.

3.

Acquisition Consideration

The acquisition consideration consisted of a cash payment of $1,500,000, unsecured promissory notes in the aggregate principal amount of approximately $770,820, having a one-year maturity, and an aggregate of 7,800,000 shares of the Company’s common stock. During the-one year period following the closing, Jason Manasse and Theodore Nicols may become entitled to receive up to an additional $1,905,000 in cash, in the aggregate, and 4,740,960 shares of common stock of the Company, in the aggregate, based on the gross profit generated by CMP for the period from May 1, 2017 to April 30, 2018. Per the terms of the Merger Agreement, post-closing adjustments to CMP’s working capital is directly offset to the unsecured promissory notes payable. Management has estimated that the preliminary post-closing working capital adjustments amounted to $110,604, which management estimates will result in a decrease of the unsecured promissory notes payable from $770,820 to $660,216. In accordance with ASC 805, management has evaluated the estimated fair value of the contingent consideration based on the probability of CMP reaching certain gross profit earnout targets. The Company recorded a contingent liability for the contingent cash consideration of $1,735,375 and recorded contingent equity consideration of $10,763,760.

The equity consideration received by CMP members was calculated based on the negotiated price per share of common stock of the Company of $2.50, which approximated the quoted market price. The contingent equity consideration was also calculated based on the negotiated price per share of common stock of the Company of $2.50, which approximated the quoted market price. The total preliminary acquisition consideration used in preparing the unaudited pro forma combined condensed financial statements is as follows:

Acquisition Consideration:
Cash	$ 1,500,000
Fair value of common shares issued to CMP members	19,500,000
Promissory notes	660,216
Estimated fair value contingent cash consideration	1,735,375
Estimated fair value contingent equity consideration	10,763,760
Total estimated acquisition consideration	$ 34,159,351

Under the acquisition method of accounting, the total estimated acquisition consideration is allocated to the acquired tangible assets and assumed liabilities of CMP based on their estimated fair values as of the acquisition date. Any excess of the acquisition consideration over the fair value of assets acquired and liabilities assumed is allocated to goodwill. The following table summarized the preliminary purchase accounting consideration to the assets acquired and liabilities assumed of CMP:

Net tangible assets acquired	$ 1,501,231
Goodwill	32,658,120
Total preliminary acquisition consideration allocation	$ 34,159,351

4.

Preliminary Pro Forma and Acquisition Accounting Adjustments

(a)

In the unaudited pro forma combined condensed balance sheet as of February 28, 2017 and statements of operations for the years ended August 31, 2015, August 31, 2016 and for the six month period ended February 28, 2017, financial data under Kush represents Kush’s historical financial statements prior to the acquisition; and financial data of CMP represents CMP’s standalone historical financial statements prior to the acquisition.

(b)

Represents the intercompany elimination adjustments between Kush and CMP.

(c)

Represents the preliminary goodwill recognized as a result of the business combination between Kush and CMP.

(d)

Represents the unsecured promissory notes payable of $660,216 and the estimated fair value of the contingent cash consideration of $1,735,375 as disclosed in footnote 3 to the unaudited pro forma combined condensed financial statements.

(e)

Represents the fair value of the equity consideration of 7,800,000 common shares issued to the sellers of CMP which was $2.50 per share and totaling $19,500,000. Additionally, the estimated fair value of the contingent equity consideration is $10,763,760.

(f)

Represents an adjustment to the weighted average shares outstanding for Kush to illustrate the number of Kush shares exchanged to consummate the Merger. The pro forma number of shares outstanding for the unaudited pro forma combined condensed statements of operations represents the total number of Kush shares exchanged on the Merger Date to CMP members and utilizing dilutive securities of Kush for the year ended August 31, 2016, and for the six month period ended February 28, 2017.

(g)

To report the tax effect of CMP’s net taxable income at February 28, 2017 and August 31, 2016.